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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, DC  20549


                            FORM 8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
            the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported):  November 14,
1997


                    WEST PENN POWER COMPANY
     (Exact name of registrant as specified in its charter)

     Pennsylvania                  1-255-2                  13-5480882
     (State or other               (Commission File         (IRS Employer
      jurisdiction of               Number)                 Identification
      incorporation)                                        Number)


                      800 Cabin Hill Drive
                 Greensburg, Pennsylvania 15601
            (Address of principal executive offices)


Registrant's telephone number,
     including area code:                              (412) 837-3000



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Item 5.   Other Events.

          The Exhibits to this Report listed in Item 7 below relate to the Registration Statements on Form S-3, No.
          33-56260, No. 33-51303, No. 33-59133 and No. 333-34511.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

4(a)      Supplemental Indenture, dated as of November 1,
          1997, Supplemental to First Mortgage, dated March 1,
          1916, between the Registrant and The Chase Manhattan
          Bank, Trustee.




                           SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   WEST PENN POWER COMPANY



Dated:  November 19, 1997          By: /s/ Carole R. Chamberlain
                                   Name:   Carole R. Chamberlain
                                   Title:  Assistant Secretary

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                          EXHIBIT INDEX


Item No. 1     4(a)      Supplemental Indenture,
                         dated as of November 1, 1997,
                         Supplemental to First Mortgage, dated
                         March 1, 1916, between the Registrant
                         and The Chase Manhattan Bank, Trustee.